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                         TD WATERHOUSE VARIABLE ANNUITY
                       FIRST FORTIS LIFE INSURANCE COMPANY

                               FILE NO. 333-20345



      SUPPLEMENT DATED JANUARY 28, 2005 TO THE PROSPECTUS DATED MAY 3, 2004



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              SUPPLEMENT DATED JANUARY 28, 2005 TO YOUR PROSPECTUS

ING VP EMERGING MARKETS FUND - EXPENSE CHANGE

Effective January 1, 2005, pursuant to a contractual agreement with ING Investments, LLC, ING VP Emerging Markets Fund's investment advisor, the expense limit for ING VP Emerging Markets Fund is lowered to 1.75%. The prospectus is hereby revised as follows:

1. In the table under the heading "Annual Fund Operating Expenses as of the Fund's Year End" of the Prospectus, the expense information for the ING VP Emerging Markets Fund is deleted and replaced with the following:

                                                                       TOTAL ANNUAL FUND
                                             12b-1                     OPERATING EXPENSES                             TOTAL
                                         DISTRIBUTION                 (BEFORE CONTRACTUAL                             ANNUAL
                                            AND/OR                       FEE WAIVERS OR         CONTRACTUAL FEE        FUND
                                           SERVICING       OTHER            EXPENSE            WAIVERS OR EXPENSE   OPERATING
FUND                  MANAGEMENT FEES        FEES        EXPENSES       REIMBURSEMENTS)          REIMBURSEMENTS      EXPENSES
--------------------- ----------------- -------------- ------------- ----------------------- --------------------- ------------
  ING VP Emerging
  Markets Fund (a)         0.85%             N/A           1.73              2.58%                  0.83%             1.75%
--------------------- ----------------- -------------- ------------- ----------------------- --------------------- ------------

2. The following will be added as a Footnote (a) to the table entitled "Annual Fund Operating Expenses as of the Fund's Year End" of the Prospectus:

         Effective January 1, 2005, pursuant to a contractual agreement, ING Investments, LLC has lowered the expense limit for the Fund to 1.75% through at least December 31, 2005. There is no guarantee that the contractual agreement will continue after that date. The contractual agreement will only renew if ING Investments, LLC elects to renew it. If after December 31, 2005, ING Investments, LLC elects not to renew the contractual agreement, the expense limit will revert to the limitation under the Fund's expense limitation agreement of 2.50%. Any fee waived pursuant to the contractual agreement shall not be eligible for recoupment.


   THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5137



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               SUPPLEMENT DATED JANUARY 28, 2005 TO THE PROSPECTUS

            On or about December 10, 2004, shareholders of the Investor Class of the Strong Mid Cap Growth Fund II (the "Strong Mid Cap Fund"), a series of the Strong Variable Insurance Funds, Inc., approved (a) an Agreement and Plan of Reorganization ("Plan of Reorganization") whereby substantially all of the assets and liabilities of the Strong Mid Cap Fund would be transferred on or about April 8, 2005 (which date, as may be postponed from time to time in accordance with the terms and conditions set forth in the Plan of Reorganization shall be referred to as the "Closing Date") into the WFVT Discovery Fund (the "Wells Fargo Discovery Fund"), a series of the Wells Fargo Variable Trust, in exchange for shares of the Wells Fargo Discovery Fund; and (b) interim investment advisory agreements between The Strong Funds and Wells Fargo Funds Management, LLC, and certain sub-advisors.

         As a result, any of your Contract Value invested in The Strong Mid Cap Fund II Sub-Account on the Closing Date will automatically be converted into shares designated as being invested in the Wells Fargo Discovery Fund Sub-Account (formerly known as The Strong Mid Cap Fund II Sub-Account). The Wells Fargo Discovery Fund Sub-Account will purchase shares of the Wells Fargo Discovery Fund and will be managed by Wells Fargo Funds Management, LLC. The investment objectives, risks and expenses associated with the Wells Fargo Discovery Fund are more particularly described in that Fund's prospectus and statement of additional information which may be ordered from us on or before the Closing Date. These documents should be read carefully before deciding whether to continue to allocate any portion of your existing or future Premium Payments to the Wells Fargo Discovery Fund Sub-Account.

         Effective as of the close of trading of the New York Stock Exchange on the last Business Day before the Closing Date, any existing enrollment programs (Dollar Cost Averaging, Dollar Cost Averaging Plus, InvestEase(R) and Asset Rebalancing) and/or Fixed Accumulation Feature Transfers that involve transfers of Contract Value or allocations to The Strong Mid Cap Fund II Sub-Account will be suspended and otherwise considered not to be in good order. Any portion of the calculated Death Benefit attributable to sums invested in The Strong Mid Cap Fund II Sub-Account as of the Closing Date according to the Contract Owner's last instructions will continue uninterrupted and unamended. Unless you (or if we receive complete written instructions from the Beneficiary in the event that Death Benefits become payable on or after the Closing Date) direct us otherwise before the Closing Date, effective as of the first Business Day following the Closing Date, all then existing enrollment programs and allocations (including investment instructions) to The Strong Mid Cap Fund II Sub-Account shall automatically be deemed to refer to the Wells Fargo Discovery Fund Sub-Account.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5147